Exhibit 99.1

Worksport Ltd. Commences Direct Sales to U.S Government Departments, Securing First Orders with National Agency

Targeting Over 2 Million Government Fleet Vehicles, Worksport Sets Stage for Strategic Growth in Government Contract & Sales.

West Seneca, New York, October 3, 2024 — Worksport Ltd. (NASDAQ: WKSP) (“Worksport” or the “Company”), a U.S.-based manufacturer and innovator of hybrid and clean energy solutions for the light truck, overlanding, and global consumer goods sectors is excited to announce the expansion of its sales to Federal Government Agencies. Worksport has established a business relationship with a major U.S. government entity, supplying its flagship Made-in-USA AL3 Tonneau Covers for regular fleet purchases.

This strategic partnership positions Worksport to expand its reach within the government fleet sector, which includes an estimated 2 million pickup trucks nationwide. Additionally, Worksport plans to explore opportunities to introduce its forthcoming clean-tech nano-grid products to these newly established relationships.

Government Outreach Lead by Influential Board of Directors

Worksport’s strategic approach to government sales will be spearheaded by Ambassador Ned Siegel (Ret.), a key member of Worksport’s Board of Directors and former U.S. Ambassador. Ambassador Siegel will be directly involved in outreach to federal and state agencies, leveraging his extensive network to build strong government relationships. This outreach will not only focus on Worksport’s current tonneau cover products but also on pitching cutting-edge solutions like the SOLIS Solar Tonneau Cover and the COR Portable Energy System.

“Securing these early government sales is a promising first step,” said Steven Rossi, CEO of Worksport. “We are now in a unique position to expand our government sales pipeline and demonstrate the value of our Made-in-America tonneau covers and other solutions to federal and state agencies. We expect these relationships to grow, becoming a recurrent source of revenue as we expand our offerings and reach.”

Worksport anticipates that these early sales, while not immediately impacting the Company’s overall revenue forecasts, represent a crucial entry point into a long-term government sales program. According to the Federal Highway Administration (FHWA), there may be over 2 million pickup trucks in government and state-owned fleets, presenting a vast, addressable market for Worksport’s products. Government agencies with the largest fleets of light trucks include the Departments of Natural Resources, Agriculture, and Transportation, along with Federal, State and Local Law Enforcement Agencies.

“Our focus on government fleets isn’t just about selling our current products,” continued Rossi. “With the upcoming launch of our clean-tech solutions, including the SOLIS and COR systems, we see significant growth potential as government fleets increasingly move toward sustainability and energy efficiency.”

SOLIS & COR: Game-Changing Clean Energy Solutions

For government fleets the SOLIS solar tonneau cover and the COR portable energy system present unique opportunities for government fleet managers seeking to reduce energy costs and carbon footprints. With its ability to generate clean solar energy and provide portable power on the go, the SOLIS and COR systems together form a unique nano-grid that could power emergency sites, power tools, and appliances. Future iterations of the COR system are also expected to function as a range extender for EVs.

Future Objectives

Worksport’s Government Sales Initiative has commenced by showcasing the unique durability, performance, and value of its premium tonneau covers. Leveraging Ambassador Siegel’s leadership and initial sales to a key U.S. government entity, Worksport plans to use this success to fuel additional future growth.

The Company will then expand its clean-tech solutions to government agencies as well, targeting fleet contracts through agency decision-makers, nationwide, building toward a scalable, long-term, recurring revenue stream.

For more on Worksport’s innovative product lines, visit www.worksport.com. Stay tuned for investor updates on new products, expanded model coverage, and ongoing business growth.

Investor Inquiries May Be Directed To:

Investor Relations, Worksport Ltd.

T: 1 (888) 554-8789 x128

W1: https://investor.worksport.com

W2: www.worksport.com

E: investors@worksport.com

Key 2024 Press-Releases:

●	September 30: Worksport Provides Update On ISO Certification
●	September 19: Worksport Initiates Alpha Launch of SOLIS & COR
●	September 12: Worksport Reports Record High August Sales
●	September 11: Worksport COR as an EV Range Extender for Tesla Model 3
●	August 14: Worksport Announces Record High Revenues; 275% Q2 Growth

●	August 1: Worksport Announces Impressive SOLIS Solar Cover Test Results
●	May 16: Worksport Reports 1,506% Q1 Revenue Surge
●	May 8: Worksport Awarded $2.8MM Grant
●	April 25: Worksport Signals Undervalued Status, Eyes Major 2024 Growth

Read all Worksport press releases: [Link to All Press Releases].

Stay Connected

●	Investor Newsletter: Investors and customers are invited to follow Worksport’s progress as it builds on this momentum and strives to redefine industry standards with each new corporate development. Link to Newsletter

●	Contact Information

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128

W: investors.worksport.com E: investors@worksport.com W: worksport.com

About Worksport

Worksport Ltd. (Nasdaq: WKSP), through its subsidiaries, designs, develops, manufactures, and owns the intellectual property on a variety of tonneau covers, solar integrations, and NP (Non-Parasitic), hydrogen-based true green energy solutions for the sustainable, clean energy, and automotive industries. Worksport has an active partnership with Hyundai for the SOLIS Solar cover. Additionally, Worksport’s hard-folding cover, designed and manufactured in-house, is compatible with RAM, Chevrolet, and GMC models from General Motors, as well as Ford, Jeep, Nissan, and Toyota pickup trucks. Worksport seeks to capitalize on the growing shift of consumer mindsets towards clean energy integrations with its proprietary solar solutions, mobile energy storage systems (ESS), and NP (Non-Parasitic), Hydrogen-based technology. Terravis Energy’s website is terravisenergy.com. For more information, please visit investors.worksport.com.

Connect with Worksport

Please follow the Company’s social media accounts on X (previously Twitter), Facebook, LinkedIn, YouTube, and Instagram (collectively, the “Accounts”), the links of which are links to external third party websites, as well as sign up for the Company’s newsletters at investors.worksport.com. The Company does not endorse, ensure the accuracy of, or accept any responsibility for any content on these third-party websites other than content published by the Company.

Product social media	Investor social media
Instagram	X (formerly Twitter)
Facebook YouTube	LinkedIn Link to Newsletter

Investors and others should note that the Company announces material financial information to our investors using our investor relations website, press releases, Securities and Exchange Commission (“SEC”) filings, and public conference calls and webcasts. The Company also uses social media to announce Company news and other information. The Company encourages investors, the media, and others to review the information the Company publishes on social media.

The Company does not selectively disclose material non-public information on social media. If there is any significant financial information, the Company will release it broadly to the public through a press release or SEC filing prior to publishing it on social media.

For additional information, please contact:

Investor Relations, Worksport Ltd. T: 1 (888) 554-8789 -128 W: investors.worksport.com W: www.worksport.com E: investors@worksport.com

Forward-Looking Statements

The information contained herein may contain “forward-looking statements.” Forward-looking statements reflect the current view about future events. When used in this press release, the words “anticipate,” “believe,” “estimate,” “expect,” “future,” “intend,” “plan,” “project,” “should,” or the negative of these terms and similar expressions, as they relate to us or our management, identify forward-looking statements. These statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results and financial condition may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results and financial condition to differ materially from those indicated in the forward-looking statements include, among others, the following: (i) supply chain delays; (ii) acceptance of our products by consumers; (iii) delays in or nonacceptance by third parties to sell our products; and (iv) competition from other producers of similar products. More detailed information about the Company and the risk factors that may affect the realization of forward-looking statements is set forth in the Company’s filings with the SEC, including, without limitation, our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q. Investors and security holders are urged to read these documents free of charge on the SEC’s web site at www.sec.gov. As a result of these matters, changes in facts, assumptions not being realized or other circumstances, the Company’s actual results may differ materially from the expected results discussed in the forward-looking statements contained in this press release. The forward-looking statements made in this press release are made only as of the date of this press release, and the Company undertakes no obligation to update them to reflect subsequent events or circumstances.